EXHIBIT 99.5

Last Updated      1/28/2005

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2002

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$32	$64	$87	$16	$199	$(82)
2	Pinnacle West Energy	1	1	10	(31)	(19)	(37)
3	APS Energy Services	2	11	7	8	28	38
4	SunCor	1	2	(1)	8	10	7
5	El Dorado	—	(3)	(2)	9	4	4
6	Parent Company	17	(6)	8	1	20	(15)

7	Income From Continuing Operations	53	69	109	11	242	(85)

8a	Income From Discontinued Operations - Net of Tax	1	6	(8)	(26)	(27)	(27)
8b	Cumulative Effect of Change in Accounting - Net of Tax	—	—	—	(66)	(66)	(51)

9	Net Income	$54	$75	$101	$(81)	$149	$(163)

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED

10	Arizona Public Service	$0.37	$0.76	$1.02	$0.19	$2.35	$(0.95)
11	Pinnacle West Energy	0.01	0.01	0.12	(0.37)	(0.23)	(0.44)
12	APS Energy Services	0.03	0.13	0.08	0.09	0.33	0.45
13	SunCor	0.02	0.02	(0.01)	0.09	0.13	0.09
14	El Dorado	—	(0.04)	(0.02)	0.10	0.05	0.05
15	Parent Company	0.20	(0.07)	0.10	0.02	0.23	(0.19)

16	Income From Continuing Operations	0.63	0.81	1.29	0.12	2.86	(0.99)

17a	Income From Discontinued Operations - Net of Tax	—	0.08	(0.10)	(0.30)	(0.32)	(0.32)
17b	Cumulative Effect of Change in Accounting - Net of Tax	—	—	—	(0.77)	(0.77)	(0.60)

18	Net Income	$0.63	$0.89	$1.19	$(0.95)	$1.77	$(1.91)

19	BOOK VALUE PER SHARE	$30.06	$30.54	$31.39	$29.40	$29.40	$(0.06)

	COMMON SHARES OUTSTANDING - DILUTED (Thousands)
20	Average	84,884	84,926	84,797	85,302	84,964	34
21	End of Period	84,789	84,768	84,756	91,255	91,255	6,531

See Glossary of Terms.	Page 1 of 8

Last Updated      1/28/2005

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2002

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	Regulated Electricity Segment
	Retail
22	Residential	$171	$226	$337	$172	$906	$(9)
23	Business	195	251	270	212	928	(24)

24	Total retail	366	477	607	384	1,834	(33)
	Wholesale revenue on delivered electricity
25	Traditional contracts	2	1	3	3	9	(64)
26	Retail load hedge management	—	—	—	—	—	—
27	Transmission for others	6	6	6	12	30	4
28	Other miscellaneous services	4	2	4	7	17	(1)

29	Total regulated electricity	378	486	620	406	1,890	(94)

	Marketing and Trading Segment
	Delivered marketing and trading
30	Generation sales other than native load	8	2	8	32	50	(98)
31	Realized margins on electricity trading (a)	28	13	8	1	50	(20)
32	Other delivered electricity (a)	21	31	45	71	168	36

33	Total delivered marketing and trading	57	46	61	104	268	(82)

	Other Marketing and Trading
34	Realized margins on delivered commodities other than electricity (a)	4	1	(3)	6	8	22
35	Prior period mark-to-market (gains) losses on contracts delivered during current period (a)	(22)	(9)	2	(8)	(41)	(47)
36	Change in mark-to-market for future-period deliveries	23	3	23	(1)	52	(76)

37	Total other marketing and trading	5	(5)	22	(3)	19	(101)

38	Total marketing and trading	62	41	83	101	287	(183)

39	Total electric operating revenues	$440	$527	$703	$507	$2,177	$(277)

(a)	The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 39 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 35 are included in lines 31, 32 and 34. For example, line 35 shows that a prior-period mark-to-market gain of $41 million was transferred to “realized” for the total year 2002. Lines 31, 32 and 34 include amounts totaling $41 million of realized gain for the total year 2002.

See Glossary of Terms.	Page 2 of 8

Last Updated       1/28/2005

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2002

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC SALES (GWH)

	Regulated Electricity Segment
	Retail sales
40	Residential	2,141	2,441	3,806	2,056	10,444	109
41	Business	2,771	3,429	3,681	3,036	12,917	(147)

42	Total retail	4,912	5,870	7,487	5,092	23,361	(38)
	Wholesale electricity delivered
43	Traditional contracts	71	121	142	140	474	(739)
44	Retail load hedge management	158	230	1,958	296	2,642	(398)

45	Total regulated electricity	5,141	6,221	9,587	5,528	26,477	(1,175)

	Marketing and Trading Segment
	Delivered marketing and trading
46	Generation sales other than native load	376	73	291	1,051	1,791	403
47	Electricity trading	3,410	3,852	6,120	4,655	18,037	4,450
48	Other delivered electricity	426	518	693	1,390	3,027	2,001

49	Total delivered marketing and trading	4,212	4,443	7,104	7,096	22,855	6,854

50	Total electric sales	9,353	10,664	16,691	12,624	49,332	5,679

See Glossary of Terms.	Page 3 of 8

Last Updated       1/28/2005

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2002

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)
	Realized and Mark-To-Market Components
	Current Period Effects
	Realized margin on delivered commodities
	Electricity
51	Generation sales other than native load	$2	$—	$3	$9	$14	$(66)
52	Other electricity marketing and trading (a)	33	24	19	23	99	(18)

53	Total electricity	35	24	22	32	113	(84)
54	Other commodities (a)	4	1	(3)	6	8	22

55	Total realized margin	39	25	19	38	121	(62)

	Prior-period mark-to-market (gains) losses on contracts delivered during current period
56	Electricity (a)	(16)	(9)	(4)	(4)	(30)	(19)
57	Other commodities (a)	(6)	—	6	(4)	(11)	(36)
58	Charge related to trading activities with Enron and its affiliates	—	—	—	—	—	8

59	Subtotal	(22)	(9)	2	(8)	(41)	(47)

60	Total current period effects (b)	17	16	21	30	80	(109)

	Change in mark-to-market gains (losses) for future period deliveries (b)
61	Electricity	25	10	25	6	63	(83)
62	Other commodities	(2)	(7)	(2)	(7)	(11)	7

63	Total future period effects	23	3	23	(1)	52	(76)

64	Total gross margin	$40	$19	$44	$29	$132	$(185)

Future Marketing and Trading Mark-to-Market Realization

As of December 31, 2002, Pinnacle West had accumulated mark-to-market net gains of $41 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2003, $4 million; 2004, $10 million; 2005 and thereafter, $27 million.

(a)	The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 60 and in line 64 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 56 are included in line 52. The opposites of amounts included in line 57 are included in line 54. For example, line 56 shows that a prior-period mark-to-market gain of $30 million was transferred to “realized” for the total year 2002. A $30 million realized gain is included in the $99 million on line 52 for total year 2002.

(b)	Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 4 of 8

Last Updated       1/28/2005

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2002

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	MARKETING AND TRADING SEGMENTPRETAX GROSS MARGIN ANALYSIS (continued) (Dollars in Millions)

	By Commodity Sold or Traded

65	Electricity	$45	$25	$43	$34	$147	$(181)
66	Natural gas	(5)	1	3	(5)	(6)	2
67	Coal	(1)	(2)	1	—	(2)	(9)
68	Emission allowances	1	(5)	(3)	—	(7)	3
69	Other	—	—	—	—	—	—

70	Total gross margin	$40	$19	$44	$29	$132	$(185)

	By Pinnacle West Entity
	Parent company marketing and trading division
71	Generation sales other than native load	$1	$—	$2	$5	$8	$8
72	Other marketing and trading	34	9	30	9	82	4
	APS
73	Generation sales other than native load	1	—	1	—	2	(77)
74	Other marketing and trading	—	—	—	—	—	(156)
	Pinnacle West Energy
75	Generation sales other than native load	—	—	—	4	4	4
76	Other marketing and trading	—	—	—	—	—	—
	APS ES
77	Other marketing and trading	4	10	11	11	36	32

78	Total gross margin before income taxes	$40	$19	$44	$29	$132	$(185)

See Glossary of Terms.	Page 5 of 8

Last Updated      1/28/2005

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2002

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
79	Residential	801,000	795,681	798,590	811,930	801,801	25,462
80	Business	99,335	100,096	100,318	101,177	100,228	2,030

81	Total	900,335	895,777	898,908	913,107	902,029	27,492
82	Wholesale customers	67	67	67	67	67	1

83	Total customers	900,402	895,844	898,975	913,174	902,096	27,493

84	Customer Growth (% over prior year)	3.2%	3.2%	3.1%	3.2%	3.1%	(0.5)%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

85	Residential	2,163	2,446	3,683	2,139	10,431	632
86	Business	2,778	3,410	3,689	3,028	12,905	200

87	Total	4,941	5,856	7,372	5,167	23,336	832

	RETAIL USAGE
	(KWh/Average Customer)

88	Residential	2,673	3,068	4,766	2,532	13,025	(287)
89	Business	27,896	34,258	36,691	30,011	128,885	(4,152)

	RETAIL USAGE - WEATHER NORMALIZED
	(KWh/Average Customer)

90	Residential	2,700	3,074	4,614	2,634	13,009	387
91	Business	27,966	34,067	36,773	29,928	128,756	(627)

	ELECTRICITY DEMAND (MW)

92	System peak demand	3,921	5,425	5,803	3,828	5,803	116

See Glossary of Terms.	Page 6 of 8

Last Updated       1/28/2005

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2002

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY SOURCES (GWH)

	Generation production
93	Nuclear	2,257	2,242	2,387	2,095	8,981	596
94	Coal	2,890	2,703	3,280	3,183	12,056	(516)
95	Gas, oil and other	337	659	1,918	1,455	4,369	375

96	Total	5,484	5,604	7,585	6,733	25,406	455

	Purchased power
97	Firm load	70	846	859	(157)	1,619	(1,342)
98	Marketing and trading	3,993	4,599	8,771	6,340	23,704	6,051

99	Total	4,063	5,445	9,630	6,183	25,323	4,709

100	Total energy sources	9,547	11,049	17,215	12,916	50,729	5,164

	POWER PLANT PERFORMANCE

	Capacity Factors
101	Nuclear	96%	95%	100%	87%	94%	6%
102	Coal	78%	72%	87%	84%	80%	(4)%
103	Gas, oil and other	12%	20%	38%	29%	27%	(10)%
104	System average	62%	62%	69%	60%	63%	(7)%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
105	Nuclear	62	66	12	129	67	(60)
106	Coal	184	279	88	116	167	—
107	Gas	12	18	106	54	48	16
108	Total	258	363	206	299	282	(44)

109	Generation Fuel Cost ($/MWh)	$11.57	$11.89	$14.84	$13.05	$13.01	$(3.21)

See Glossary of Terms.	Page 7 of 8

Last Updated      1/28/2005

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2002

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
110	Palo Verde	$26.86	$30.65	$35.45	$36.18	$32.28	$(86.13)
111	SP15	$28.46	$31.51	$35.55	$41.35	$34.22	$(85.77)
	Off-Peak
112	Palo Verde	$22.17	$14.10	$18.21	$25.09	$19.89	$(41.68)
113	SP15	$22.76	$15.95	$19.54	$28.52	$21.69	$(51.79)

	WEATHER INDICATORS

	Actual
114	Cooling degree-days	89	1,741	2,647	398	4,875	(247)
115	Heating degree-days	472	—	—	328	800	(360)
116	Average humidity	28%	16%	27%	38%	27%	(9)%
	10-Year Averages
117	Cooling degree-days	80	1,491	2,540	420	4,531	—
118	Heating degree-days	521	36	—	415	972	—
119	Average humidity	43%	24%	33%	40%	35%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b)
120	Single-family	7,682	9,666	8,689	8,275	34,312	1,447
121	Multi-family	1,249	2,005	2,662	1,158	7,074	(1,930)

122	Total	8,931	11,671	11,351	9,433	41,386	(483)

	Arizona Job Growth (c)
123	Payroll job growth (% over prior year)	(0.8)%	(0.2)%	0.1%	0.9%	0.0%	(1.0)%
124	Unemployment rate (%, seasonally adjusted)	6.2%	6.2%	6.2%	6.0%	6.2%	1.5%

Sources:

(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b) Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c) Arizona Department of Economic Security

See Glossary of Terms.	Page 8 of 8